Exhibit 2.4
                         Pro Forma Financial Statements



                                                      UNITECH ENERGY CORPORATION
                                                    Pro Forma Combined Condensed
                                                                   Balance Sheet
                                                   December 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                 Unitech Energy  Unitech Energy
                                                    Corporation           Corp.
                                                       (Nevada)        (Canada)
                                                   December 31,     October 31,         Pro Forma    Pro Forma
                                                           2003            2003       Adjustments     Combined
                                                 --------------- ---------------     ------------- ------------
ASSETS
  Current assets:
    Cash and equivalents                          $            -  $       91,352  A   $    425,000  $   516,352
    Accounts receivable, trade                                                 -                              -
    Corporate income tax refundable                                        4,664                          4,664
    GST tax refundable                                                       905                            905
    Investment in subsidiary                                                   -  B              -            -
                                                 --------------- ---------------     ------------- ------------
      Total current assets                                     -          96,921                        521,921
                                                 --------------- ---------------     ------------- ------------

  Property and equipment, net                                             50,784                         50,784
                                                 --------------- ---------------     ------------- ------------
      Total assets                                $            -  $      147,705      $    425,000  $   572,705
                                                 =============== ===============     ==========================

LIABILITIES
  Current liabilities:
    Accounts payable and accrued expenses         $            -  $        9,164                    $     9,164
    Advances from shareholder                             19,933               -  C        (19,933)           -
    Unearned revenue                                           -           5,492                          5,492
                                                 --------------- ---------------     ------------- ------------
      Total current liabilities                           19,933          14,656                         14,656
                                                 --------------- ---------------     ------------- ------------

STOCKHOLDER'S EQUITY
  Preferred stock
  Common stock                                             1,000         354,405  D       (332,162)      23,243
  Capital in excess of par value                           1,800                  E        754,362      756,162
  Retained earnings (deficit)                            (22,733)       (220,526) F         22,733     (220,526)
  Accumulated other comprehensive income                                    (830)                          (830)
                                                 --------------- ---------------     ------------- ------------
      Total stockholder's equity                         (19,933)        133,049                        558,049
                                                 --------------- ---------------     ------------- ------------
      Total liabilities and stockholder's equity  $            -  $      147,705      $    425,000  $   572,705
                                                 =============== ===============     ============= ============

The accompanying notes are an integral part of these statements


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




                                                      UNITECH ENERGY CORPORATION
                        Pro Forma Combined Condensed Statements of Income (Loss) For The Years Ended October 31, 2003 and December 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                      Unitech Energy  Unitech Energy
                                         Corporation           Corp.
                                            (Nevada)        (Canada)
                                        December 31,     October 31,      Pro Forma    Pro Forma
                                                2003            2003    Adjustments     Combined

Revenues from sales and services        $          -  $       71,022               $     71,022

General and administrative expenses            4,358         202,425                    206,783
                                      -------------- ---------------             --------------
    Operating income (loss)                   (4,358)       (131,403)                  (135,761)
                                      -------------- ---------------             --------------
                                                                                              -
Other income (expense):                                                                       -
  Proceeds from settlement of lawsuit,                                                        -

    net of related expenses                        -         188,054                    188,054
  Interest income                                  -             403                        403
                                      -------------- ---------------             --------------
    Total other income                             -         188,457                    188,457
                                      -------------- ---------------             --------------
    Income before taxes on income             (4,358)         57,054                     52,696
                                                                                              -

Provision (credit) for taxes on income:            -               -                          -
                                      -------------- ---------------             --------------
    Net (loss)                          $     (4,358) $       57,054               $     52,696
                                      ============== ===============             ==============


Basic earnings (loss) per common share                                                  $  0.01
                                                                                 ==============

Weighted average number of shares outstanding                                         5,647,700
                                                                                 ==============

The accompanying notes are an integral part of these statements


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

                                                      UNITECH ENERGY CORPORATION
                       Notes to ProForma Combined Condensed Financial Statements
                                                   December 31, 2003 (Unaudited)
--------------------------------------------------------------------------------


A.  Adjustments to cash reflect the following:

Sale of 850,000 shares of restricted common stock for cash          $   425,000
                                                                   ============


B.  Adjustments to Investment in subsidiary reflect the following:

Acquisition of subsidiary by issuance of 5,142,857 shares           $   133,049
Elimination of investment in consolidation                             (133,049)
                                                                   ------------
                                                                    $         -
                                                                   ============


C.  Adjustments to Advance from shareholder reflect the following:

Forgiveness of balance in connection with share exchange
  Agreement                                                         $   (19,933)
                                                                   ============


D.  Adjustments to Common stock reflect the following:

Return of 425,000 shares to the Company in connection with
  share exchange agreement                                                ($425)
Effect of 30 for 1 forward split                                         16,675
Private placement of 850,000 shares for $425,000 in cash                    850
Acquisition of Unitech (Canada) for 5,142,857 shares                      5,143
Elimination of common stock account of Unitech (Canada)                (354,405)
                                                                   ------------
                                                                    $  (332,162)
                                                                   ============

E.  Adjustments to Capital in excess of par value reflect the following:

Return of 425,000 shares to the Company in connection with
  share exchange agreement                                                 $425
Effect of 30 for 1 forward split                                        (16,675)
Private placement of 850,000 shares for $425,000 in cash                424,150
Acquisition of Unitech (Canada) for 5,142,857 shares                    127,906
Forgiveness of balance in connection with share exchange
  Agreement                                                              19,933
Elimination entry, elimination of subsidiary                            198,623
                                                                   ------------
                                                                    $   754,362
                                                                   ============

F.  Adjustments to Retained earnings reflect the following:

Elimination of retained earnings of Unitech (Nevada)                $    22,733
                                                                   ============

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